UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2014

ACTAVIS plc

(Exact name of registrant as specified in its charter)

Ireland	000-55075	98-1114402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Grand Canal Square, Docklands

Dublin 2, Ireland

(Address of Principal Executive Offices)

(862) 261-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 21, 2014, Actavis plc (the “Company”) announced that G. Frederick Wilkinson, President, Actavis Global R&D, will leave the Company effective April 25, 2014. The Company noted that Mr. Wilkinson has accepted the position of President and Chief Executive Officer at Impax Laboratories, Inc. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Mr. Wilkinson was appointed President, Global R&D in January, 2014. He joined then Watson Pharmaceuticals, Inc. as Executive Vice President, Global Brands in September 2009 and was appointed President of Global Specialty Brands in January, 2013.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Press Release entitled “Actavis Announces Departure of G. Frederick Wilkinson, President, Actavis Global R&D” dated April 21, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2014

ACTAVIS plc

By:	/s/ David A. Buchen
Name:	David A. Buchen
Title:	Chief Legal Officer – Global and Secretary

Exhibit Index

EXHIBIT NO.	DESCRIPTION

99.1	Press Release entitled “Actavis Announces Departure of G. Frederick Wilkinson, President, Actavis Global R&D” dated April 21, 2014.